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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                           --------------------------

                                   FORM  T-1

                            STATEMENT OF ELIGIBILITY
                    UNDER THE TRUST INDENTURE ACT OF 1939 OF
                   A CORPORATION DESIGNATED TO ACT AS TRUSTEE
                     --------------------------------------
               CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF
                 A TRUSTEE PURSUANT TO SECTION 305(b)(2) ________
                     --------------------------------------

                              JPMORGAN CHASE BANK
                (Exact name of trustee as specified in its charter)


NEW YORK                                                              13-4994650
(State of incorporation                                         (I.R.S. employer
if not a national bank)                                      identification No.)

270 PARK AVENUE
NEW YORK, NEW YORK                                                         10017
(Address of principal executive offices)                              (Zip Code)

                               William H. McDavid
                                General Counsel
                                270 Park Avenue
                            New York, New York 10017
                              Tel:  (212) 270-2611
            (Name, address and telephone number of agent for service)
                       --------------------------------------
                             NEWELL RUBBERMAID INC.
              (Exact name of obligor as specified in its charter)

DELAWARE                                                              36-3514169
(State or other jurisdiction of                                 (I.R.S. employer
incorporation or organization)                               identification No.)

29 EAST STEPHENSON STREET
FREEPORT, ILLINOIS                                                         61032
(Address of principal executive offices)                              (Zip Code)

                  DEBT SECURITIES FOR SENIOR AND SUBORDINATED DEBT
                        (Title of the indenture securities)

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                                     GENERAL

Item 1. General Information.

        Furnish the following information as to the trustee:

        (a) Name and address of each examining or supervising authority to which it is subject.

            New York State Banking Department, State House, Albany, New York 12110.

            Board of Governors of the Federal Reserve System, Washington, D.C., 20551

            Federal Reserve Bank of New York, District No. 2, 33 Liberty Street, New York, N.Y.

            Federal Deposit Insurance Corporation, Washington, D.C., 20429.


        (b) Whether it is authorized to exercise corporate trust powers.

            Yes.


Item 2. Affiliations with the Obligor and Guarantors.

        If the obligor or any Guarantor is an affiliate of the trustee, describe each such affiliation.

        None.








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Item 16. List of Exhibits

         List below all exhibits filed as a part of this Statement of Eligibility.

         1. A copy of the Restated Organization Certificate of the Trustee and the Certificate of Amendment dated November 9, 2001 (see Exhibit 1 to Form T-1 filed in connection with Registration Statement No. 333-73746 which is incorporated by reference).

         2. A copy of the Certificate of Authority of the Trustee to Commence Business (see Exhibit 2 to Form T-1 filed in connection with Registration Statement No. 33-50010, which is incorporated by reference). On November 11, 2001 in connection with the merger of The Chase Manhattan Bank and Morgan Guaranty Trust Company of New York, the surviving corporation was renamed JPMorgan Chase Bank.

         3. None, authorization to exercise corporate trust powers being contained in the documents identified above as Exhibits 1 and 2.

         4. A copy of the existing By-Laws of the Trustee (see Exhibit 1 to Form T-1 filed in connection with Registration Statement No. 333-73746 which is incorporated by reference).

         5. Not applicable.

         6. The consent of the Trustee required by Section 321(b) of the Act (see Exhibit 6 to Form T-1 filed in connection with Registration Statement No. 33-50010, which is incorporated by reference). On November 11, 2001, in connection with the merger of The Chase Manhattan Bank and Morgan Guaranty Trust Company of New York, the surviving corporation was renamed JPMorgan Chase Bank.

         7. A copy of the latest report of condition of the Trustee, published pursuant to law or the requirements of its supervising or examining authority.

         8. Not applicable.

         9. Not applicable.

                                     SIGNATURE

       Pursuant to the requirements of the Trust Indenture Act of 1939 the Trustee, JPMorgan Chase Bank, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York and State of New York, on the 7th day of May, 2002.


                                        JPMORGAN CHASE BANK



                                        By /s/ Joanne Adamis
                                          -----------------------
                                           /s/ Joanne Adamis
                                               Vice President




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                                Exhibit 7 to Form T-1


                                   Bank Call Notice

                                RESERVE DISTRICT NO. 2
                         CONSOLIDATED REPORT OF CONDITION OF

                                 JPMorgan Chase Bank
                    of 270 Park Avenue, New York, New York 10017
                       and Foreign and Domestic Subsidiaries,
                       a member of the Federal Reserve System,

                   at the close of business December 31, 2001, in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

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

                                                                             DOLLAR AMOUNTS
                   ASSETS                                                     IN MILLIONS

Cash and balances due from depository institutions:
    Noninterest-bearing balances and currency and coin...................      $  21,396
    Interest-bearing balances............................................         12,495
Securities:
Held to maturity securities..............................................            442
Available for sale securities............................................         52,916
Federal funds sold and securities purchased under
  agreements to resell...................................................         75,076
Loans and lease financing receivables:
    Loans and leases held for sale.......................................          4,515
    Loans and leases, net of unearned income.............................       $173,654
    Less: Allowance for loan and lease losses............................          3,275
    Loans and leases, net of unearned income and allowance...............        170,379
Trading Assets...........................................................        140,469
Premises and fixed assets (including capitalized leases).................          5,502
Other real estate owned..................................................             41
Investments in unconsolidated subsidiaries and
  associated companies...................................................            360
Customers' liability to this bank on acceptances outstanding.............            270
Intangible assets
    Goodwill.............................................................          1,739
    Other Intangible assets..............................................          4,762
Other assets.............................................................         47,464
TOTAL ASSETS.............................................................       $537,826
                                                                                ========


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                               LIABILITIES
Deposits
    In domestic offices..................................................       $160,102
    Noninterest-bearing..................................................       $ 70,338
    Interest-bearing.....................................................         89,764
    In foreign offices, Edge and Agreement subsidiaries and IBF's........        120,371
    Noninterest-bearing..................................................       $  7,610
    Interest-bearing.....................................................        112,761

Federal funds purchased and securities sold under agreements
  to repurchase..........................................................         79,946
Trading liabilities......................................................         92,208
Other borrowed money (includes mortgage indebtedness and
  obligations under capitalized leases)..................................         11,399
Bank's liability on acceptances executed and outstanding.................            293
Subordinated notes and debentures........................................          9,467
Other liabilities........................................................         30,651
TOTAL LIABILITIES........................................................        504,437
Minority Interest in consolidated subsidiaries...........................            116

                              EQUITY CAPITAL

Perpetual preferred stock and related surplus............................              0
Common stock ............................................................          1,476
Surplus (exclude all surplus related to preferred stock).................         16,020
Retained earnings........................................................         16,149
Accumulated other comprehensive income...................................           (372)
Other equity capital components..........................................              0
TOTAL EQUITY CAPITAL ....................................................         33,273
                                                                                --------
TOTAL LIABILITIES, MINORITY INTEREST, AND EQUITY CAPITAL.................       $537,826
                                                                                ========
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I, Joseph L. Sclafani, E.V.P. & Controller of the above-named bank, do hereby declare that this Report of Condition has
been prepared in conformance with the instructions issued
by the appropriate Federal regulatory authority and is true
to the best of my knowledge and belief.

                              JOSEPH L. SCLAFANI

We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us, and to the best of our knowledge and belief has been prepared in conformance with the in-structions issued by the appropriate Federal regulatory authority and is true and correct.

                              WILLIAM B. HARRISON, JR.)
                              HELENE L. KAPLAN        ) DIRECTORS
                              H.W. BECHERER           )


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